EXHIBIT 10.6
                        OFFICER'S DEATH BENEFIT AGREEMENT

      THIS AGREEMENT, made this 22nd day of April 2003, by and between Naugatuck Valley Savings and Loan, S.B., a banking corporation organized and existing under the laws of the United States of America, hereinafter referred to as the "Bank", and John C. Roman, hereinafter referred to as the "Officer".

                                   WITNESSETH:

      WHEREAS, the Officer is currently retained by the Bank;

      WHEREAS, the Bank recognizes the valuable services heretofore performed for it by the Officer;

      WHEREAS, the Bank desires to retain the valuable service and loyalty of the Officer and to induce the Officer to remain with the Bank;

      WHEREAS, the Officer wishes to be assured that his beneficiary will be entitled to a certain benefit for some definite period of time from and after the Officer's death;

      WHEREAS, the Bank intends to purchase for its own benefit a life insurance policy on the life of the Officer; and

      WHEREAS, the Bank desires to provide a lesser death benefit from said life insurance proceeds payable by Bank to the designated beneficiary of the Officer in the event of his death under certain circumstances as well as other such benefits as set forth herein, and both parties desire to enter into this Agreement to evidence the terms and conditions of such benefits;

      NOW, THEREFORE, in consideration of the mutual covenants and Agreements herein contained, it is agreed as follows:

      Upon the death of the Officer, a death benefit will be payable to his designed beneficiary. The death benefit payable pursuant to this subparagraph shall be Twenty-five Thousand and 00/100ths dollars ($25,000.00) paid in a lump sum.

      1. The Death benefit payable pursuant to the paragraph above shall be paid to the beneficiary or beneficiaries irrevocably designated by the Officer by written instrument delivered to the Bank within six
            (6) months of the date hereof. If no such designation is made within said time period, or if all designated beneficiaries predecease the Officer, such death benefit shall be paid as follows:

            a)    To Officer's spouse, if living; or if not,
            b) To Officer's lawful descendants, per stirpes, then living; or if none,
            c)    To the duly appointed legal representative of the Officer; or
            d) If there shall be no such legal representative duly appointed and qualified within six (6) months of the date of death of the Officer, then to such persons as, at the date of his death, would be entitled to share in the distribution of his/her personal estate under the provisions of the State of Connecticut statute then in force governing the descent of intestate property, in the proportions specified in such statute.

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            2.    Every notice or other communication required by or appropriate to this Agreement from any party shall be in writing addressed to the Bank at 333 Church Street, Naugatuck, CT 06770, or to John C. Roman at 90 Parish Drive, Kensington, CT 06037; or to such other addresses as shall have been specified by notice
                  given  as   herein   provided.   Any  such   notice  or  other
                  communication shall be deemed to have been given on the third business day after it is sent by certified mail, postage prepaid, addressed as aforesaid.

            3. Suicide. Notwithstanding anything to the contrary in this Agreement, the benefits otherwise provided herein shall not be payable if the Officer's death results from suicide, whether sane or insane, within two years after the execution of this Agreement.

            4. This document sets forth the entire Agreement and understanding between the parties hereto representing the death benefit payable by the Bank upon the death of the Officer and merges all prior discussions between them with respect to that subject matter only, and not party shall be bound by any representation, definition, condition or provision other than as expressly stated in this Agreement or as subsequently set forth in an amendment hereto adopted in the manner provided above.

            5. Officer agrees on behalf of himself, his heirs, executors and administrators and any other person or persons claiming any benefit under his by virtue of this Agreement that this Agreement and all rights, interests and benefits hereunder shall not be assigned, transferred, pledged or hypothecated in any way by the Officer or by any beneficiary, heir, executor, administrator or other person claiming under the Officer by virtue of this Agreement and shall not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge or hypothecation or any other disposition of such rights, interests and benefits contrary to the foregoing provisions or the levy or any execution, attachment or similar process thereon shall be null and void and without effect.

            6. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives and successors, and any successor to the Bank shall be deemed substituted for the Bank under the terms of this Agreement. As used herein, the term "successor" shall include any person, firm, corporation or any other business entity which, at any time, whether by consolidation, merger, purchase or otherwise, acquires all or substantially all of the assets or business of the Bank.

            7.    The  validity,   construction  and   enforceability   of  this
                  Agreement shall be governed in all respects by the laws of the United States of America.

            8. Nothing contained in this Agreement shall be construed to be a contract for employment for any term of years, nor as conferring upon the Officer the right to continue employment with the Bank in the Officer's present capacity. It is not intended as a current employment contract.

            9. Notwithstanding any of the preceding provisions of the Agreement, neither the Bank, nor any individual acting as an Officer or agent of the Bank or as a Member of the Board of Directors, shall be liable to any Officer, former Officer, or any other person for any claim, loss, liability or expense incurred in connection with the Agreement.

            10. Nothing contained in this Agreement shall affect the right of the Officer to participate in, or be covered by, any qualified or non-qualified pension, profit sharing, group, bonus or other


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

                  supplemental   compensation   or  fringe   benefit   Agreement
                  constituting   apart  of  the   Bank's   existing   or  future
                  compensation structure.

            11. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and which shall constitute but one and the same Agreement, which shall be sufficiently evidenced for all purposes by anyone executed counterpart.

            12. This Agreement cannot be amended except by the written mutual consent of both parties hereto.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on this 22nd day of April, 2003.



                                           /s/ John C. Roman
                                           ------------------------------------
                                           Officer


                                           NAUGATUCK VALLEY SAVINGS
                                           AND LOAN, S.B.
                                           Naugatuck, CT


                                           By: /s/ Dominic J. Alegi, Jr.
                                               --------------------------------
                                               Executive Vice President
                                               Title

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


                              AMENDMENT ONE OF THE
                        OFFICER'S DEATH BENEFIT AGREEMENT
                              Dated April 22, 2003

                                   Exhibit A


The following shall amend the Officer's Death Benefit Agreement entered into April 22, 2003 between Naugatuck Valley Savings and Loan, S.B. aka Naugatuck Valley Saving and Loan and John C. Roman. This amendment is made in accordance with said agreement and as evidenced by the signature below, is agreed upon by both Naugatuck Valley Savings and Loan, S.C. aka Naugatuck Valley Savings and Loan ("Employer") and John C. Roman ("Employee"):


      Page 1, paragraph 9 shall be amended to read as follows:

            Upon the death of the Officer, a death benefit will be payable to his designated beneficiary. The death benefit payable pursuant to this subparagraph shall be One Hundred Ninety-three Thousand and 00/100ths dollars ($193,000.00) paid in a lump sum.

All other language in the agreement remains the same.

IN WITNESS WHEREOF, the parties hereto acknowledge that each has carefully read this Amendment and mutually consent to its terms. The original has been executed at Naugatuck, CT on the 16th day of November 2004 and that, upon execution each party has received a conforming copy.


                                               NAUGATUCK VALLEY SAVINGS AND LOAN

/s/ Bernadette A. Mole                         By: /s/ Ronald D. Lengyel
-----------------------------                      -----------------------------
Witness                                                    Title


/s/ Kathy McFadden                             By: /s/ John C. Roman
-----------------------------                      -----------------------------
Witness                                                John C. Roman



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